UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010 (November 17, 2010)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Arista Place, Suite 200, Broomfield, CO 80021

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On November 17, 2010, ARCA biopharma, Inc. (“ARCA”) received a notice from the NASDAQ Stock Market (the “Notice”) indicating that ARCA’s stockholders’ equity did not meet the minimum requirement of $10,000,000 for continued listed as set forth in Continued Listing Standards for Primary Equity Securities Rule 5450(b). As reported on ARCA’s Quarterly Report on Form 10-Q, ARCA’s stockholders’ equity was $8,467,000 as of September 30, 2010.

Under NASDAQ Rules, ARCA has 45 calendar days to submit a plan that defines how ARCA plans to regain compliance. ARCA will respond by submitting a plan to NASDAQ within the 45 day deadline. If the plan is accepted by NASDAQ, ARCA will receive an extension to establish evidence of compliance of up to 180 calendar days from November 17, 2010, which is May 16, 2011. If the plan is not accepted, ARCA will receive written notice from NASDAQ that ARCA’s securities will be delisted from the Nasdaq Global Market. Upon receipt of that notice, ARCA may appeal the NASDAQ staff’s determination to delist ARCA’s securities to a Listing Qualifications Panel.

There can be no assurance that these actions will be successful in maintaining the Company’s listing on NASDAQ Global Market for the Company’s common stock. If NASDAQ does not accept the Company’s plan for compliance or if the Company is unable to comply with all applicable listing requirements of NASDAQ Global Markets, the Company’s common stock could be delisted from NASDAQ Global Markets. This could impair the liquidity and market price of the Company’s common stock. In addition, the delisting of the Company’s common stock from a national exchange could materially adversely affect the Company’s access to the capital markets, and any limitation on market liquidity or reduction in the price of the Company’s common stock as a result of that delisting could adversely affect the Company’s ability to raise capital, if needed, on terms acceptable to the Company or at all.

This current report on Form 8-K contains forward-looking statements, including without limitation statements related to ARCA’s intentions to regain compliance with NASDAQ rules. Words such as “will,” “plans to” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARCA’s current expectations. Forward-looking statements involve risks and uncertainties. These and other risk factors are discussed under “Risk Factors” and elsewhere in ARCA annual report on Form 10-K for the year ended December 31, 2009 and other filings with the Securities and Exchange Commission. ARCA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2010

ARCA biopharma, Inc.
(Registrant)

By:	/s/ Patrick Wheeler
Name: Patrick Wheeler
Title: Chief Financial Officer